Supplement to the Current Prospectus

MFS(R) International New Discovery Fund

Effective July 8, 2008, the fund is hereby re-opened for sale to new investors.

Effective July 8, 2008, the following three paragraphs under the main heading "Description of Share Classes" and in the sub-section entitled, "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" are deleted in their entirety:

As of September 1, 2006, the fund is no longer available for sale to certain new investors.

Current shareholders may continue to invest in the fund. Also, new or additional purchases will be allowed from: (i) retirement plans where MFS or one of its affiliates is responsible for providing participant recordkeeping services and which offer the fund as a plan option prior to September 1, 2006, (ii) qualified tuition programs established under section 529 of the Internal Revenue Code of 1986, as amended, which offer the fund as a program option prior to September 1, 2006; and (iii) any MFS fund investing primarily in shares of other MFS funds.

Transfers to new registrations within the fund will be allowed.

Effective July 8, 2008, footnote (3) to the table in the sub-section entitled "Expense Table" under the main heading "Expense Summary" and the second paragraph below the table in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes" are restated as follows:

The fund's distributor, MFD, has agreed in writing to waive the Class A distribution fee to 0.05%, until modified by the fund's Board of Trustees.


                  The date of this supplement is June 26, 2008.